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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                               _______________

                                  FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 or 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported):  April 16, 2003

                        Exact Name of Registrant as
                        Specified in Charter; State
                         or Other Jurisdiction of
                         Incorporation; Address of
(Commission            Principal Executive Offices;        (IRS Employer
File Number)           Registrant's Telephone Number    Identification No.)
------------           -----------------------------    -------------------

  1-14507               Henley Limited Partnership           04-3416346
                     (a Delaware limited partnership)
                         140 Wood Road, Suite 410
                       Braintree, Massachusetts 02184
                               (781) 930-3015


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        (Former Name or Former Address, if Changed Since Last Report)

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Item 5.   Other Events

      On April 16, 2003, Henley Limited Partnership ("Henley") issued a press release announcing the closing of Henley's transfer books and the delisting of Henley Limited Partnership units from the New York Stock Exchange and Boston Stock Exchange.

      The press release issued by Henley is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 7.   Financial Information, Pro Forma Financial Information and
          Exhibits

      (c)   Exhibits

      Exhibit      Description
      -------      -----------

       99.1        Press Release dated April 16, 2003.

                                  SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 16, 2003              HENLEY LIMITED PARTNERSHIP
                                   By:  BCLP GP, Inc., its General Partner


                                   By:  /s/  Richard G. Pond
                                        -----------------------------------
                                        Richard G. Pond
                                        Executive Vice President, Chief
                                        Operating Officer, Chief Financial
                                        Officer, Treasurer, and Secretary*


*  Title indicates position with BCLP GP, Inc.

                                EXHIBIT INDEX

Exhibit      Description
-------      -----------

 99.1        Press Release dated April 16, 2003.


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